Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, AND THE EXCLUDED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

AMENDMENT NO. 1

to

Amended and Restated Manufacturing and Supply Agreement

This Amendment No. 1 to Amended and Restated Manufacturing and Supply Agreement (this “Amendment”) is entered into as of June 24, 2026 (the “Amendment Effective Date”), by and between KORU Medical Systems, Inc., having offices at 100 Corporate Dr, Mahwah, NJ 07430 (“KORU”), and Command Medical Products, LLC, having corporate offices at 15 Signal Avenue, Ormond Beach, Florida 32174, U.S.A. (“Command” or “CMP” and, together with KORU, the “Parties”) and amends that certain Amended and Restated Manufacturing and Supply Agreement dated January 1, 2024 between the Parties (the “Agreement”). Capitalized terms used but not otherwise defined in this Amendment have the meanings given to them in the Agreement.

The Parties desire to amend the Agreement on the terms and subject to the conditions set forth in this Amendment. In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.   Term Extension.

The Initial Term of the Agreement is hereby extended through December 31, 2031. Accordingly:

The Initial Term of the Agreement is hereby extended from three (3) years to eight (8) years (and the Parties desire to fix the typographical error in the Section of the Agreement pertaining to the Term). Accordingly, the first sentence of Section 2.1 of the Agreement is hereby modified to reflect the additional five (5) years and restated as follows: “The term of this Agreement will commence on the Effective Date and will continue for eight (8) years, until December 31, 2031 (the “Initial Term”) unless terminated as provided in Section 2.2 (Termination) or Section 8.6 (Force Majeure).”

2.   Pricing.

2.1.  Pricing. The Parties desire to modify the pricing set forth in the Agreement and apply new Product pricing. Accordingly, the Agreement shall be modified as follows:

(a)  Partial 2026 Pricing Period. The pricing chart set forth in Exhibit A-1 to this Amendment shall be appended to Exhibit A of the Agreement and shall govern all Products purchased by KORU from Command for the period from April 1, 2026 until December 31, 2026 (“Partial 2026 Price Period”). During the Partial 2026 Price Period, each reference in Section 4.1(a) of the Agreement to Exhibit A shall mean and be replaced by Exhibit A-1.

(b)  Prior to Partial 2026 Pricing Period. No changes to Exhibit A of the Agreement shall apply prior to the Partial 2026 Price Period; accordingly, all Products purchased on and before March 31, 2026 are subject to, and governed by, the pricing chart set forth in Exhibit A of the Agreement.

(c)  After Partial 2026 Pricing Period. After the Partial 2026 Pricing Period, the pricing shall be determined by Section 2.5 of this Amendment, below.

2.2.  Payment Terms. The Parties desire to decrease the payment terms from Net [***] to Net [***]; accordingly, each reference in Sections 1.9, 2.2(d), and 4.3 to “Net [***]” shall be replaced with “Net [***],” respectively. For clarity, all payments under the Agreement, as revised by this Amendment, shall be due within [***] ([***]) days from the date of invoice unless otherwise agreed in writing by the Parties.

2.3.  Annual Performance Assessment and True-Up. Section 4.1(a) of the Agreement is hereby deleted in its entirety and replaced with Sections 2.3-2.7 of the agreement.

(a)  Annual Pricing Procedures.

●	Pricing for future years to be determined in accordance with the Section 2.5 of the Amendment.
●	Pricing will remain firm and fixed and apply to all Product sales for the following calendar year; such revised prices shall be effective from the first day of the calendar year or for PO release on September or thereof with PO delivery date for 1st January of the following new calendar year .

(b)  True-Up Payment. At the end of each calendar year, the parties will calculate and pay a “True-Up Payment” based on the formula, calculations and procedures set forth below.

1.	Reporting, Payment and Disputes. On or before January 15, 2028 (and each January 15th thereafter during the Initial Term), KORU shall calculate the True-Up Payment and shall submit a report to Command evidencing (i) the amount of the True-Up Payment and (ii) the party owing the payment (the “Report”).

(a)	In the event Command disputes the amount or the party owing the True Up Payment described in the Report, Command shall provide written notice of the dispute to KORU as soon as practicable upon receipt of the Report and the parties shall work together in good faith to resolve the dispute by January 30th.
(b)	In the event the parties cannot reasonably resolve a dispute, if any, by February 15th, the time for payment shall extend until resolution of the dispute.
(c)	On or before February 28, 2028 (and each February 28th thereafter during the Initial Term) the owing party shall remit the True Up Payment to the owed party as described in the Report as follows: (i) if the True Up Payment is owed by KORU, Command shall invoice KORU by February 28th for such amount and KORU shall pay such invoice within thirty (30) days after receipt; and (ii) If the True Up Payment is owed by Command, Command shall issue KORU a credit memo or refund, at KORU’s election, within thirty (30) days of receipt of the Report (or final resolution of the dispute, if any).

2.	Formula. The True Up Payment formula is:

True Up Payment ($) = [***]

3.	Calculation of the Formula. To calculate the True Up Payment based upon the formula, KORU will follow these steps:

Step 1: Calculate the Total Yearly Invoice Amount. The “Total Yearly Invoice Amount” is equal to the total amount of money Command invoices to Koru during each calendar year of the Initial Term. For avoidance of doubt, the first Total Yearly Invoice Amount will be calculated based on all fees invoiced for KORU Products for the period from January 1, 2027 to December 31, 2027.

Step 2: Identify the Total Actual Units Sold. The “Total Actual Units Sold” shall be calculated as the total number of units of KORU Products that KORU purchases from Command during the calendar year, as reflected by the number of units set forth in invoices Command issued to KORU during the calendar year. A “unit” is determined as follows:

●   Any Tubing Set is considered 1 unit.

●   Any Subassembly is considered 1 unit.

●   The total number of Needle Set Legs are each considered 1 unit.

For avoidance of doubt, the first Total Actual Units Sold will be based on actual units sold and invoiced for KORU Products for the period from January 1, 2027 to December 31, 2027.

Step 3: Baseline Units. To identify the Baseline Units, KORU will look at the chart entitled, “Baseline Units Used to Determine Growth Rate” set forth in Exhibit B-1. KORU will identify the applicable calendar year in the first column and the corresponding Baseline Units in the second column will be applicable Target Units for purposes of calculating the formula. For avoidance of doubt, the first Baseline Units will be based on the period from January 1, 2027 to December 31, 2027 and will equal [***].

Step 4: Calculate the Growth Rate. After KORU has identified the Total Actual Units Sold and the Baseline Units, KORU will calculate the Growth Rate (%) as:

[***]

The Growth Rate from the prior year is to be reflected as a percentage. For example, if KORU purchased, and Command invoiced, [***] units for the period from Jan 1 2027 to December 31, 2027, the Total Actual Units Sold would be [***], the Target Units is [***] and the Growth Rate would [***] or [***]%.

Step 5: Identify the Growth Rate True Up Matrix (%). KORU will take the Growth Rate calculated above and find the corresponding percentage in the first column of the “Growth Rate True Up Matrix” chart contained in Exhibit B-2. KORU will then apply the applicable year to identify the Growth Rate True Up Matrix (%). For example, if the Earned Tier in 2027 is [***]%, the growth rate would be in the third row of Exhibit B-2 and the Earned Tier True Up Matrix for 2027 would be [***]%.

Step 6: Identify Whether KORU Owes Money or Command Owes a Credit. If the percentage in the Earned Tier True Up Matrix is negative, KORU will owe money to Command. If the percentage in the Earned Tier True Up Matrix is positive, Command owes a credit to KORU.

Step 7: Calculate the True Up Payment. With all of the figures identified, KORU will calculate the True Up Payment ($) as the [***]. KORU will provide the report to Command with the amounts as set forth above. The payment to Command or the credit to KORU will be rendered following the procedure above.

True Up Payment ($) = [***]

2.4.  Carry-Forward Pricing. The Parties shall set pricing by September 30 for the next calendar year and shall reflect the pricing in writing executed by both parties. (In other words, pricing for the calendar year 2027 will be calculated and set by September 30, 2026). Pricing will be adjusted first using the Annual Contract Pricing Table in Exhibit B-3 of this Amendment by [***]. For example, if determining pricing for Calendar Year 2027 for CMPF180, the new pricing would be calculated as [***] = $[***]. After the pricing is adjusted to reflect any discount percentage as described herein, the Parties shall review the raw materials costs (including materials contained in the chart in Exhibit C of this Amendment) and shall adjust the pricing to include any verified changes to such raw material costs for the immediately following calendar year. Raw material savings on components listed in Section 2.5 of the Amendment are excluded from price adjustments. Any other cost savings because of improvements to the manufacturing process shall be shared equally amongst the Parties.

2.5.  Application of Cost Savings for Raw Materials. The following sentence shall be added to the end of Section 4.4 of the Agreement:

Notwithstanding anything to the contrary, the Parties acknowledge that cost savings arising from raw material costs for [***] and [***] are included in the pricing set forth in this Amendment and shall not be subject to any mandatory pass-through obligation under Section 4.4. Any sharing of such savings shall be addressed solely through the annual pricing review process of this Amendment.

2.6.  Volume Rebates. Given the new pricing structure set forth in this Section 2 of the Amendment, Section 3.5 (Volume Rebate) of the Agreement, including any related tables, schedules, or exhibits, is hereby deleted from the Agreement in its entirety and shall be of no further force or effect. Any references to Section 3.5 elsewhere in the Agreement shall be deemed deleted and shall be interpreted as void and having no further force or effect.

2.7.  Component Unit Price. Exhibit B (Components Unit Price and MOQ) of the Agreement is deleted and replaced with Exhibits C-1, C-2 and C-3 attached hereto.

3.   Second Manufacturing Site and Component Manufacturing Obligations. The Parties desire to instantiate a second manufacturing site and transfer a portion of the manufacturing to the second site. Accordingly, the following shall be appended to the main body of the Agreement as Section 11:

11. SECOND MANUFACTURING SITE AND COMPONENT MANUFACTURING OBLIGATIONS.

11.1 Establishment of Second Manufacturing Site. Command shall obtain and qualify a second manufacturing site to manufacture Products for KORU (the “Second Manufacturing Site”), in accordance with KORU’s quality standards, including but not limited to the completion of Good Manufacturing Practice (GMP) qualification, validation, and any required regulatory approvals (collectively, “Qualify” and/or “Qualification”). Command shall use all commercially reasonable efforts to instantiate the Second Manufacturing Site on or before December 31, 2027 and in the event Command cannot Qualify the Second Manufacturing Site by that date, the provisions of Section 11.3 shall apply. The date on which Qualification occurs shall be reflected in a writing signed by both Parties (“Qualification Date”). The Second Manufacturing Site shall not be located in Nicaragua, and the location of the Second Manufacturing Site shall be subject to KORU’s prior written approval, which shall not be unreasonably withheld, delayed or conditioned.

11.2 Manufacturing at Second Manufacturing Site. Command shall manufacture up to [***]% of the total annual volume of Products at the Second Manufacturing Site for the calendar year following the Qualification Date. Command shall bear all costs associated with facility Qualification and operation of the Second Manufacturing Site, inclusive of building the facility, extrusion lines, and injection mold machines; provided, however, that Command shall not be responsible for (i) KORU’s own qualification costs, (ii) KORU-specific tooling, or (iii) equipment for KORU’s production lines. Additionally, Command shall support, at no additional cost to KORU, the implementation and operation of a subassembly production line at KORU’s facility, including without limitation by providing KORU with requested documentation and other materials related to Command’s manufacturing processes and procedures for the Products, including design, subassembly, and Product manufacturing information; provided, however, that such obligation shall not include the provision of raw materials, capital equipment, or tooling.

11.3 Failure to Qualify. If Command fails to satisfy Qualification for the Second Manufacturing Site on or before December 31, 2027, KORU may terminate the Agreement by providing written notice to Command, provided that Command shall have thirty (30) days after receipt of such notice to cure such failure (or, if the noncompliance is not reasonably capable of cure within thirty (30) days, to commence cure within such thirty (30) day period and diligently pursue cure to completion within sixty (60) days thereafter). If Command fails to timely cure, termination shall be effective immediately upon expiration of the cure period. For the avoidance of doubt, the notice and cure period set forth in this Section 11.3 shall apply in the event of failure to Qualify and the termination language (including the time periods and notice) of Section 2.2 of the Agreement shall not apply. Termination under this Section shall be without penalty to KORU and without liability of KORU to Command for lost profits, anticipated savings, or other consequential damages.

11.4 Component Manufacturing Obligations. Command shall, implement, at the Second Manufacturing Site (or other site outside of Nicaragua, subject to KORU’s prior written approval) and in compliance with all applicable KORU specifications and quality requirements (i) the capability for [***] components (which components, including [***], [***], [***], and [***], are currently purchased by Command from a third-party supplier), provided that the [***] may be performed at Command’s Florida facility or at the Second Manufacturing Site (or such other approved site outside of Nicaragua); and (ii) in-house [***] in connection with the manufacture of KORU Products. KORU shall reasonably cooperate with the foregoing and shall not unreasonably withhold, condition, or delay approvals contemplated by clauses (i) and (ii); provided, however, that KORU may withhold approval if KORU reasonably determines that such approval would materially adversely affect Product quality, regulatory compliance, or KORU’s customer relationships and for other business reasons. Command shall be solely responsible for the purchase, installation, and Qualification (each as applicable) of all necessary equipment for (i) and (ii) herein, except that KORU will pay reasonable and necessary Product-specific tooling costs; provided that it has been notified of the costs and approves those costs in writing in advance.

11.5 Quality and Audit Rights. In addition to the rights set forth in Section 7.5 of the Agreement, KORU shall have the right, no more than once in any twelve (12) month period, upon reasonable prior notice and during normal business hours, to audit Command’s manufacturing facilities (including the Second Manufacturing Site) to verify compliance with quality requirements, applicable specifications, and this Amendment. Command shall reasonably cooperate with any such audit and shall promptly remedy any deficiencies to the Current Good Manufacturing Practices identified in such audit at Command’s sole cost and expense. All costs and expenses incurred directly by KORU for any such audit shall be borne by KORU.

11.6 “Second Site Manufacturing”. The Parties recognize and agree that (A) Exhibit D of the Agreement entitled “Second Site Manufacturing” provides for the transition of manufacturing to a second manufacturing site and/or KORU’s facility upon a material reduction or cessation of manufacturing capacity for KORU’s Products for more than [***] ([***]) months; and (B) the Parties intend for up to [***] percent ([***]%) of the manufacturing to transition to the Second Manufacturing Site in the calendar year following the Qualification Date; therefore, the paragraph entitled “Second Site Manufacturing” of Exhibit D shall be deleted in its entirety and replaced with the following:

2026 – 2027 Transfer. If any event or circumstance causes or results in Command materially reducing or stopping its manufacturing of KORU’s Products (or the capacity to produce Products) at Command’s Nicaraguan facility for more than [***] ([***]) consecutive months, Command will expedite transferring the manufacturing of KORU’s Products from Nicaragua to a manufacturing site acceptable to KORU (which may include a third party site) and/or KORU’s facility, as directed by KORU, (to ensure that KORU’s supply chain continuity is intact and continuous and KORU’s inventory is replenished). If Command’s Nicaragua facility is able to resume manufacturing with all of the required GMP practices, qualifications, and any required regulatory approvals and upon completion of necessary validations, subject to KORU’s written consent, which may be withheld in its sole discretion, the Parties will transfer manufacturing back, in whole or in part, to the Nicaragua facility.

Transfer After Qualification Date. If any event or circumstance causes or results in Command materially reducing or stopping that portion of its manufacturing of KORU’s Products (or the capacity to produce Products) at Command’s Nicaraguan facility, Command will expedite transferring the manufacturing of KORU’s Products from Nicaragua to the Second Manufacturing Site and/or KORU’s facility, as directed by KORU.

4.   Exclusivity. The Parties desire for Command to be the exclusive manufacturer of a limited, specific set of KORU Products and, as such, the Agreement is hereby modified as follows:

4.1  Recital D of the Agreement is deleted in its entirety and replaced with “Intentionally Omitted”.

4.2  Section 2.4 of the Agreement is deleted in its entirety and replaced with the following:

“2.4 Exclusivity. Except as stated herein, KORU hereby grants to Command the right to exclusively manufacture and produce the HighFlo and Precision Flow Products expressly identified on Exhibit A of the Agreement, as may be updated from time to time in accordance with the terms of the Agreement; provided, however, (A) nothing herein shall restrict or impede KORU’s continued right to manufacture, produce, integrate, sell and take any other action at KORU’s facility in Mahwah, New Jersey, in connection with any KORU Products, including the HighFlo and Precision Flow Products; (B) the exclusivity does not apply during the Wind Up Period; and (C) the exclusivity does not apply to any KORU Products that are not the HighFlo and Precision Flow Products identified in Exhibit A of the Agreement, therefore, KORU may purchase those Products from an alternative source or third party, whether in addition to the Products from Command or in lieu of purchasing Products from Command.

5.   Wind-up Period.

5.1  The first sentence of Section 2.2(b) of the Agreement is deleted in its entirety and replaced with: “Upon the termination or expiration of this Agreement, the Parties will have [***] ([***]) calendar days from the receipt of the applicable written notice to wind down operations and shall cooperate under the terms in Section 2.3(b) (“Wind Up Period”).

5.2  Section 2.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Upon the termination or expiration of this Agreement, during the Wind Up Period, the Parties agree to cooperate with each other in a commercially reasonable manner to affect an orderly transition of the manufacture and supply of Products to another KORU-selected location, a KORU-designated third-party manufacturer, or to KORU itself. During the Wind Up Period, Command shall continue to manufacture and supply conforming Products in accordance with accepted Purchase Orders, and both Parties shall continue performing all of their respective obligations under this Agreement, until the date on which the transition has been completed. If Command fails to provide cooperation, as set forth herein, KORU will provide notice to Command identifying the lack of cooperation and the Parties shall work reasonably together to resolve the same. Command shall indemnify KORU for damages resulting from any lack of cooperation, including costs to independently replicate manufacturing know-how, expedited third-party qualification costs, premium manufacturing costs, and customer penalties directly caused by Command’s non-cooperation. Notwithstanding anything to the contrary, the limitations in Section 8.4 of the Agreement shall not apply to Command’s obligations under this Section 2.3(b).”

6.   Intellectual Property. The Parties desire to clarify the intellectual property ownership rights between the Parties, and as such the following modifications to the Agreement apply:

(a)	Definition. The following definition of “Intellectual Property” shall be appended to the end of Section 1:

1.20 “Intellectual Property” shall mean and include any and all inventions, discoveries, improvements, designs, tooling, ideas, research, developments, discoveries, technology, product designs, improvements, know-how, prototypes, mechanisms, patents (patent applications, patents, divisional patent applications, continuation patent applications, continuation-in-part patent applications, reissue patent applications, reissue patents, reexamination patents, design patents, utility patents, utility models), copyrights (tangible works of expression or authorship, copyright applications, copyright registrations) and photographs, models, constructions, software, computer programs and documentation, manufacturing processes, procedures, manufacturing methods and assembly methods, systems, customer lists, financial information, costs, margins, trademarks (marks, trade names, service marks, trade dress, logos, slogans, mask works), tests, test data, trade secrets, marketing plans, business plans, business strategies, systems, and all derivatives therefrom.

(b)	License. The Parties recognize and agree that the Agreement lacks a license to KORU’s Intellectual Property and, as such, the following subsection shall be added to the end of Section 3.4:

3.4(c) Subject to the terms and conditions of this Agreement, KORU hereby grants to Command a limited, non-exclusive, non-transferable, non-sublicensable, royalty-free license during the Term to use the Specifications, Technology, and specific Intellectual Property provided by KORU to Command (the "Licensed IP") solely in connection with Command's manufacturing, packaging, warehousing, shipment, and delivery of KORU Products pursuant to this Agreement. Command shall not use any Licensed IP for any purpose other than the performance of its obligations under this Agreement and specifically may not use any Licensed IP to manufacture products for third parties. Upon expiration or termination of this Agreement, Command's rights under this Section shall immediately cease, and Command shall return or destroy all tangible and intangible embodiments of the Licensed IP in its possession or control

(c)	Ownership. The first two sentences of Section 3.4 of the Agreement shall be deleted and replaced with the following:

3.4(a) KORU Ownership. KORU is and shall remain the sole and exclusive owner of all right, title, and interest in and to: (a) the Specifications and the Technology (and the Intellectual Property rights in and to the Specifications and Technology); (b) all Intellectual Property in connection with or related to the KORU Products, including without limitation all molds, inventions, discoveries, improvements, designs, assemblies, and works of authorship, whether or not patentable or copyrightable; (c) all equipment and physical materials (including any item purchased by Koru), used in connection with the manufacture of KORU Products that are either (i) purchased by KORU and provided to Command, or (ii) purchased by Command and paid for or reimbursed by KORU; and (d) all inventions, developments, modifications, and improvements made to or derived from any of the foregoing, whether made by KORU, Command, or jointly, before, during, or after the Term.

3.4(b) Command Ownership. Command is and shall remain the sole and exclusive owner of all right, title, and interest in and to the manufacturing processes, methods, techniques, or improvements related to [***] technology that it independently developed and is not derived from, or created with reference to, any KORU Intellectual Property, Specifications, Technology or KORU Product.

By way of illustration, KORU owns product specific [***] paid for by KORU (and the Specifications related to the [***]) for the [***], but Command owns the process techniques necessary to make the these specific products.

7.   Non-Competition. Section 9.6 (Non-Competition) of the Agreement, including any related tables, schedules, or exhibits, is hereby deleted from the Agreement in its entirety and shall be of no further force or effect. Any references to Section 9.6 elsewhere in the Agreement shall be deemed deleted and shall be interpreted as void and having no further force or effect.

8.   Assignment. The Parties desire to make the assignability of the Agreement mutual. Accordingly, Section 10.4 of the Agreement is deleted and replaced with the following:

10.4 This Agreement is binding upon and inures to the benefit of the Parties and their respective successors and permitted assigns, and neither Party shall have the right to assign or subcontract this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that (a) either Party shall have the right to assign this Agreement without the prior written consent of the other Party to any Affiliate of the assigning Party, provided that the assigning Party shall remain primarily liable for all obligations under this Agreement unless and until the other Party confirms in writing that it releases the assigning Party from such obligations, (b) if either Party closes a transaction that results in a Change of Control of such Party, such Party shall have the obligation to assign this Agreement to the successor entity in such Change of Control transaction and to cause such successor entity to assume in writing all rights and obligations of such Party under this Agreement without requiring the prior written consent of the other Party, and shall provide written notice of such assignment to the other Party no later than thirty (30) days prior to the closing of such Change of Control transaction (or, if prior notice is not reasonably practicable, as promptly as reasonably possible following closing), (c) any purported assignment in violation of this Section 10.4 shall be null and void, and (d) no assignment of this Agreement shall relieve the assigning Party of any obligations or liabilities accrued prior to the date of such assignment.

9.   Amendment Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party.

10.  Miscellaneous. (a) Conflict. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control solely with respect to the subject matter expressly addressed herein. (b) Authority. Each Party represents and warrants that it has full power and authority to enter into this Amendment and that the person signing below on its behalf has been duly authorized to do so. (c) Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment may be executed by electronic signature in accordance with applicable law and any signatures delivered electronically shall be effective as of the date of delivery. (d) Further Assurances. Each Party shall execute and deliver such further documents and take such further actions as may be reasonably necessary to carry out the intent of this Amendment. (e) Severability. If any provision of this Amendment is held to be invalid or unenforceable, the remaining provisions shall remain in full force and effect to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date notwithstanding the dates signed below.

KORU Medical Systems, Inc.

By: /s/ Linda Tharby

Name: Linda Tharby

Title: CEO

Date: June 24, 2026

Command Medical Products, LLC

By: /s/ Michael Fillion

Name: Michael Fillion

Title: CEO

Date: June 24, 2026

EXHIBIT A-1

2026 PRODUCT PRICING

Part #	2026 Unit Price
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***] Subject to MOQ and BOM
[***]	$[***] Subject to MOQ and BOM

The exclusivity set forth in Section 4.3 of the Amendment shall only apply to the Products, listed below (collectively, the “HighFlo and Precision Products”):

Product	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

EXHIBIT B-1: Annual Volume Target

[***]

EXHIBIT B-2: Growth Rate True Up Matrix

[***]

EXHIBIT B-3: Annual Contract Pricing Table

[***]

Exhibit C-1:  Costing Details - Subassembly

Subassembly BOM Cost Details

[***]

Subassembly Unit Cost Details

[***]

Exhibit C-2:  Costing Details - Needles

Needle BOM Cost Details

[***]

Needle Unit Cost Details

[***]

Exhibit C-3:  Costing Details - Tubing

Tubing BOM Cost Details

[***]

Tubing Unit Cost Details

[***]